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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         October 1, 1999
                                                --------------------------------

                           Cooper Cameron Corporation
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               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-13884                                        76-0451843
---------------------------------                -------------------------------

            515 Post Oak Boulevard, Suite 1200, Houston, Texas 77027
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     (Address of Principal Executive Offices)             (Zip Code)


  Registrant's telephone number, including area code        (713) 513-3300
                                                    ----------------------------

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  Acquisition or Disposition of Assets

On October 1, 1999, Rolls-Royce plc issued the press release attached hereto as
Exhibit 99.1 announcing that Rolls-Royce plc has completed the purchase of the rotating products interests of Cooper Energy Services, a part of Cooper Cameron Corporation.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)      Exhibits.


Exhibit
  No.          Description
--------      --------------

99.l Rolls-Royce plc Press Release dated October 1, 1999 titled "Rolls-Royce Completes Purchase of Rotating Products Business from Cooper Cameron."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             COOPER CAMERON CORPORATION


                                             By: /s/ William C. Lemmer
                                             -----------------------------------
                                             William C. Lemmer
                                             Vice President, General Counsel and
                                               Secretary

Date:  October 1, 1999



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                                  EXHIBIT INDEX


 Exhibit
   No.          Description
---------       -----------
 99.1         Rolls-Royce plc Press Release dated October 1, 1999 titled
              "Rolls-Royce Completes Purchase of Rotating Products Business from
              Cooper Cameron."